Client:	Mill City Holdings, LLC (the “Client”)
Third Party Review Firm:	Meridian Asset Services
Review Dates:	March, 2014 – June, 2017

Title & Lien Review

I.	Acquisition Diligence Review:

Meridian was engaged by Client to perform diligence on multiple pools of mortgage loans it purchased from various sellers through acquisitions that took place between March 2014 and June 2017.   For mortgage loans in this population acquired by Client prior to March 2014, Meridian’s Title and Lien diligence review was conducted in December 2015. The diligence was performed at Meridian’s office in St. Petersburg, Florida. The diligence consisted of an analysis of the mortgage chain of title as well as then current outstanding recorded liens.  Property reports and images of recorded documents were provided by a title abstracting service provider selected by Client.  Meridian gathered and analyzed the reports and images to assess any title, vesting or lien issues and provided Client a detailed report of all relevant findings. The scope of the diligence included the following:

A.
Delinquent Tax Review: The tax information was reviewed to determine whether there were any delinquent taxes at the time of review capturing the amount due and tax due date if available.  Delinquent tax information is provided to the servicer for resolution.

B.	Chain of Title Review: The deed chain was reviewed to identify:
a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation.
b.	Any properties which were no longer owned by the subject mortgage borrower were flagged for further analysis to identify potential concerns about current ownership.
C.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:
a.	Any mortgages recorded prior to the subject mortgage which were not intended to retain lien priority over the subject mortgage.
b.	Any mortgages recorded prior to the subject mortgage or which the subject mortgage was subordinated to that were intended to retain lien priority over the subject mortgage.
c.	Any other liens recorded prior to the subject mortgage
d.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens (“Property Tax Liens”)

Meridian Asset Services – 780 94th Avenue North, St. Petersburg, FL  33702 – 727-497-4651

iii.	Federal Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of and HOA super lien states) (“HOA Liens”)

All liens were reviewed to confirm whether they represent a valid lien attached to the subject property.  Any prior liens were reviewed to confirm whether an existing satisfaction or subordination agreement is already of record.

II.	Curative and Title Repair Process:

Upon completion of the diligence process, any remaining title and lien issues were assigned to Meridian for further review and curative action.  For each title and lien issue type identified, a defined collateral repair process was instituted.  The curative remedies included but were not limited to the following:

A.
Deed Vesting Issues: Review deed vesting issues and, when they are material to the enforceability of the subject mortgage, confirm that there are no title policy exceptions which would preclude title policy coverage for the vesting concerns.

B.
HOA Liens: Determine whether HOA liens recorded after the subject mortgage are located in states which allow for HOA liens to take either limited or full lien priority over the subject mortgage, confirm whether the state’s super priority provision is applicable in each instance within state regulations, in cases where this super priority is applicable, work with the HOA to satisfy the lien and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.

C.
Municipal Liens & Property Tax Liens: Contact the municipality to satisfy any lien determined to have either limited or full lien priority over the subject mortgage and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.

D.
Prior Liens: Determine whether any liens or judgments recorded prior to the subject mortgage are able to assert lien priority over the subject mortgage against the subject property, and confirm that there are no title policy exceptions which would preclude title policy coverage against the prior lien with respect to its indemnification of the subject mortgage’s first lien priority.

E.	Prior Mortgages:
a.
In cases where the subject mortgage should secure first lien priority per lien priority data provided by Client, confirm that there are no title policy exceptions which would preclude title policy coverage against the prior mortgage with respect to its indemnification of the subject mortgage’s first lien priority.

b.
In cases where the subject mortgage should secure second lien priority per lien priority data provided by Client, confirm that the subject mortgage is currently in second lien position behind a single prior mortgage lien.

Meridian Asset Services – 780 94th Avenue North, St. Petersburg, FL  33702 – 727-497-4651

This letter confirms that as of September 7, 2017, with respect to Meridian’s diligence reviews for the population of 1,665 mortgage loans eligible for inclusion in the MILL CITY MORTGAGE TRUST 2017-3, the findings referenced below and exceptions detailed on the attached schedule, are as follows:

A.
Except with respect to 31 mortgage loans, all HOA Liens recorded after the subject mortgage which are legally entitled to limited or full lien priority over the subject mortgage per state law have been satisfied.

B.
Except with respect to 64 mortgage loans, all Municipal Liens and Property Tax Liens that had limited or full lien priority over the subject mortgage have been satisfied or have been verified as paid and are pending documentation of lien satisfaction.

C.
Except with respect to 24 liens or judgments recorded prior to the subject mortgage, all prior liens and judgments identified by the title abstracting service provider have been resolved. With respect to the 24 liens or judgments identified, each mortgage loan is covered by a title policy on which there are no title policy exceptions that would preclude coverage.

D.
Except with respect to 111 mortgages reflected in the title search to be senior to the subject mortgage, all prior mortgages identified by the title abstracting service provider have been resolved.  With respect to 106 of these 111 senior mortgages identified, each mortgage loan is covered by a title policy on which there are no title policy exceptions that would preclude coverage. With respect to the remaining 5 of these 111 senior mortgages, each subject mortgage loan in question was shown as a second priority lien in the lien priority data provided by client.

E.
Except with respect to 23 mortgage loans, there are no potential issues surrounding title deed vesting or other miscellaneous concerns. With respect to 21 of the 23 mortgage loans with potential deed or miscellaneous issues, each is covered by a title policy on which there are no title policy exceptions that would preclude coverage.

_____________________________
 Karen Riffe
President & CEO
Meridian Asset Services

Meridian Asset Services – 780 94th Avenue North, St. Petersburg, FL  33702 – 727-497-4651